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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 30, 2003

                           FRIEDE GOLDMAN HALTER, INC.
                            (AS DEBTOR IN POSSESSION)
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
          MISSISSIPPI
(STATE OR OTHER JURISDICTION OF                    0-22595                              72-1362492
INCORPORATION OR ORGANIZATION)             (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER IDENTIFICATION NO.)
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                          13085 INDUSTRIAL SEAWAY ROAD
                           GULFPORT, MISSISSIPPI 39503
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (228) 896-0029
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)


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ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         On December 31, 2003 Friede Goldman Halter, Inc. (the "Company") announced the confirmation of the Company's Fourth Amended Plan of Reorganization (the "Plan")].

         (1) The order confirming the Company's liquidation plan of reorganization was signed by the United States Bankruptcy Court for the Southern District of Mississippi (Southern Division), (the "Court").

         (2) The Court entered the order confirming the Plan on December 30, 2003.

         (3) The following is a fair summarization of the material features of the Plan, the terms of which are incorporated by reference into this Form 8-K. To the extent, if any, that this summary conflicts with the terms of the Plan, the terms of the Plan shall control. Capitalized terms used in this summary and not defined herein are given the meaning attributed to them in the Plan, which is attached as Exhibit 2.1 to this Form 8-K.

         Pursuant to the Plan, all remaining assets of the Company and its subsidiaries covered by the Plan will be transferred to a liquidating trust for the benefit of creditors. The trustee of the liquidating trust will be responsible for administering the remaining assets, examining creditor claims, and distributing proceeds from the liquidation of the assets to the creditors. On the effective date of the Plan, all existing common stock in the company will be cancelled pursuant to the Plan and holders of the stock are not eligible for distributions from the trust.

         All of the Company's directors resigned on December 30, 2003 and Sam Heigle of Glass & Associates, Inc., has been appointed to supervise the activities of the Company until the Plan becomes effective. The Plan is expected to become effective sometime mid-January.

         (4) As of August 14, 2003, the Company had 48,710,579 shares of common stock issued and outstanding. On the effective date of the Plan, all existing common stock in the company will be cancelled pursuant to the Plan and holders of the stock are not eligible for distributions from the trust.

         (5) Information as to the assets and liabilities of the Company as of November 30, 2003, the most recent practicable date to the date that the order confirming the Plan was entered, is set forth in the Company's unaudited consolidated balance sheets included herein as Exhibit 99.2.

         A copy of the press release issued by the Company on December 31, 2003, reporting confirmation of the Plan, is attached as Exhibit 99.1 hereto.

         A copy of the Company's Fourth Amended Plan of Reorganization confirmed on December 30, 2003, is attached as Exhibit 2.1 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBIT

         (c) Exhibits

             Exhibit 2.1 - Fourth Amended Plan of Reorganization dated December
                           19, 2003

             Exhibit 99.1 - Press Release of Registrant dated December 31, 2003.

             Exhibit 99.2 - Unaudited consolidated balance sheets dated
                            November 30, 2003.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               FRIEDE GOLDMAN HALTER, INC.


Date:  January 2, 2004

                                               By:   /s/ SAM HEIGLE
                                                    ----------------------------
                                                        Sam Heigle
                                                        Responsible Officer


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                               INDEX TO EXHIBITS

Exhibit
Number         Description
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  2.1     -    Fourth Amended Plan of Reorganization dated December 19, 2003

 99.1     -    Press Release of Registrant dated December 31, 2003.

 99.2     -    Unaudited consolidated balance sheets dated November 30, 2003.